                                                                    Exhibit 99.3

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         OF FLAG TELECOM GROUP LIMITED

    This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 2002 of FLAG Telecom Group Limited (the "Issuer").

    I, Michel Cayouette, the Chief Financial Officer of Issuer certify that:

    (i) the Form 10-K fully complies with the requirements of Section 13(a) or
        Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

   (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

    Dated: July 3, 2003.

                                               /s/ MICHEL CAYOUETTE
                                               -------------------------------
                                               Name: Michel Cayouette